                                                                    EXHIBIT 10.1

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Escrow Agreement") is made as of _________________, 2001, by and among THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation ("PRGX"), HOWARD SCHULTZ & ASSOCIATES INTERNATIONAL, INC., a Texas corporation ("HSA-Texas"), HOWARD SCHULTZ, a Texas resident ("H. Schultz"), ANDREW H. SCHULTZ, a Texas resident ("A. Schultz"), and each of the trusts identified on the signature pages hereto (collectively, the "Trusts" and individually a "Trust") (each of H. Schultz, A. Schultz and the Trusts being collectively, the "Shareholders" and individually a "Shareholder"), and H. SCHULTZ, as the Shareholders' representative (the "Shareholders' Representative").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, PRGX acquired substantially all of the assets of HSA-Texas (the "Transaction") pursuant to that certain Agreement and Plan of Reorganization (the "Asset Agreement") dated as of August 3, 2001 among PRGX, HSA-Texas and the Shareholders;

         WHEREAS, HSA-Texas has entered into an option agreement, in form and substance acceptable to PRGX, pursuant to which it has the right to acquire the business and operations of Howard Schultz & Partner (Deutschland) GmbH (the "German Licensee") which has a license to operate the HSA-Texas business in Germany and Austria (the "German Acquisition"), and such option agreement is assignable to PRGX;

[OR      WHEREAS HSA-Texas intends to acquire the business of Howard Schultz &
Partner (Deutschland) GmbH (the "German Licensee"), which operates the HSA-Texas business in Germany and Austria pursuant to the terms and conditions described on Exhibit A attached hereto (the "German Acquisition";]

         WHEREAS, HSA-Texas has entered into an agreement, in form and substance acceptable to PRGX, to acquire all of the outstanding equity of Tamebond Ltd. in order to acquire the business and operations of Howard Schultz & Associates (International) Ltd. (the "U.K. Licensee") which has a license to operate the HSA-Texas business in the United Kingdom (the "U.K. Acquisition") and such agreement is assignable to PRGX;

[OR      WHEREAS HSA-Texas intends to acquire the business of Tamebond Ltd. in order to acquire the business and operations of Howard Schultz & Associates (International) Ltd. (the "U.K. Licensee") which has a license to operate the HSA-Texas business in the United Kingdom pursuant to the terms and conditions described on Exhibit B attached hereto (the "U.K. Acquisition";]

         WHEREAS, HSA-Texas has entered into agreements, in form and substance acceptable to PRGX, to acquire the business and operations of Phoenix Audit Recoveries, Inc. and JASAMA, Inc., which are independent contractors of HSA-Texas and operate the direct to store delivery operations ("DSD Operations") of the HSA-Texas business (the "DSD Acquisition"), and such agreement is assignable to PRGX;

[OR      WHEREAS HSA-Texas intends to acquire the business of Phoenix Audit
Recoveries, Inc. and JASAMA, Inc., which are independent contractors of HSA-Texas and operate the direct to store delivery


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

operations ("DSD Operations") of the HSA-Texas business pursuant to the terms and conditions described on Exhibit C attached hereto (the "DSD Acquisitions";]

         WHEREAS, the U.K Acquisition, the German Acquisition and the DSD Acquisitions are hereinafter referred to as the "Escrow Acquisitions" and each of the agreements for the respective Escrow Acquisition being the "Escrow Acquisition Agreement" and collectively the "Escrow Acquisition Agreements";

         WHEREAS, the terms and conditions and the purchase price (including the amount of debt assumed or taken subject to) is set forth in the respective Escrow Acquisition Agreement or, as to any Escrow Acquisition with respect to which an Escrow Acquisition Agreement has not been executed as of the date hereof, the terms and conditions of such Escrow Acquisition are described on the respective Exhibit attached hereto (such terms and conditions, whether set forth in the respective Escrow Acquisition Agreement or in the respective Exhibit attached hereto, being the "Specified Terms");

         WHEREAS, this Escrow Agreement is entered into pursuant to Section 2.5 of the Asset Agreement, pursuant to which HSA-Texas and the Shareholders agreed to deposit certain of the shares of common stock of PRGX, no par value per share (the "PRGX Common Stock"), received pursuant to the Asset Agreement in escrow with PRGX pending consummation of the Escrow Acquisitions;

         WHEREAS, pursuant to Section 11.1 of the Acquisition Agreement, each Shareholder irrevocably appointed H. Schultz, and any successor to H. Schultz appointed pursuant to Section 11.3 of the Acquisition Agreement (referred to herein as the "Shareholders' Representative"), as the true and lawful agent and attorney-in-fact of such Shareholder with full power of substitution and with full power and authority to act in the name, place and stead of such Shareholder with respect to certain matters, including the settling of all claims, matters, disputes or disagreements under this Escrow Agreement; and

         WHEREAS, it is contemplated that HSA-Texas may prior to the termination of this Escrow Agreement distribute its assets, including its beneficial interest in the Escrow Shares (as defined below), in liquidation and dissolution to all of its equity owners (the "Shareholders") in proportion to the ownership of HSA-Texas held by each such Shareholder ("Liquidation");

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Asset Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Deposit of Escrow Shares; Escrow Mechanics.

         (a) Deposit. Subject and pursuant to the Acquisition Agreement, concurrently with the execution hereof, HSA-Texas is depositing in escrow 2,300,000 shares of PRGX Common Stock to secure the consummation of the U.K. Acquisition (the "U.K. Escrow Shares"), 200,000 shares of PRGX Common Stock to secure the consummation of the German Acquisition (the "German Escrow Shares"), and 500,000 shares of PRGX Common Stock to secure the consummation of the DSD Acquisitions (the "DSD Escrow Shares") (the U.K. Escrow Shares, German Escrow Shares and DSD Escrow Shares are collectively the "Escrow Shares"), to be held and distributed by PRGX pursuant to the terms of this


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Escrow Agreement or forfeited to PRGX as herein provided. PRGX hereby acknowledges receipt of the Escrow Shares and agrees to hold and release same in accordance with the terms and conditions of this Escrow Agreement. The Escrow Shares are represented by a stock certificate in the name of "The Profit Recovery Group International, Inc., as Escrow Agent under Escrow Agreement dated _____________________, 2001" on behalf of HSA-Texas (and after Liquidation, on behalf of its Shareholders). Notwithstanding the foregoing, during the term of this Escrow Agreement, title to the Escrow Shares will be in the name of PRGX for record holder purposes only. The parties acknowledge that HSA-Texas (and after Liquidation, its Shareholders) is the beneficial owner of the Escrow Shares, and as such will retain all rights to vote the Escrow Shares that are held pursuant to this Escrow Agreement.

         (b) Transfer of Interest in Escrow Shares. During the term of this Escrow Agreement, except in respect of the Liquidation, neither HSA-Texas nor the Shareholders shall assign, pledge or transfer (directly or indirectly) in any manner its, his or her interests in the Escrow Shares.

         (c)      Forfeiture and Release.

                  (i) If PRGX is unable, despite its commercially reasonable efforts (which includes negotiation in good faith, but does not include seeking to enforce the respective Escrow Acquisition Agreement by litigation, arbitration, or otherwise), to consummate one or more of the Escrow Acquisitions on or before a date (the "Termination Date") which is 365 days after the date hereof), upon the Specified Terms, then PRGX shall notify HSA-Texas (if the Liquidation has not been effected) and the Shareholders' Representative in writing (the "PRGX Notice") of such failure to close. Upon such PRGX Notice, HSA-Texas (or after Liquidation, the Shareholders) will automatically forfeit all Escrow Shares in respect of such failed Escrow Acquisition and such shares shall immediately be released to PRGX and cancelled.

                  (ii) If a respective seller in an Escrow Acquisition has demanded a purchase price or terms in excess or more favorable to such seller than the Specified Terms, PRGX shall have the right and option, as stated in such PRGX Notice to (A) proceed to close the Escrow Acquisition, in which event the number of Escrow Shares equal to the amount or value paid by PRGX (including debt assumed or taken subject to) in excess of the Specified Terms, divided by the PRGX Average Price, shall be forfeited by HSA-Texas (or after Liquidation, the Shareholders) and released to PRGX (up to a maximum number of shares equal to the number of Escrow Shares in respect of such Escrow Acquisition), with the remaining Escrow Shares, if any, in respect of such Escrow Acquisition being promptly distributed to HSA-Texas (or after Liquidation, the Shareholders) after the consummation of such Escrow Acquisition or (B) not consummate the Escrow Acquisition, in which event HSA-Texas (or after Liquidation, the Shareholders) will forfeit all Escrow Shares in respect of such failed Escrow Acquisition and such shares shall be released to PRGX and cancelled. Notwithstanding the foregoing, in the event the Escrow Shares forfeited are not sufficient to reimburse PRGX for any excess purchase price (including debt assumed or taken subject to) in respect of any such Escrow Acquisition, neither HSA-Texas nor the Shareholders shall have any further obligation to PRGX in respect thereof. "PRGX Average Price" means the average closing price per share of PRGX Common Stock (as reported in The Wall Street Journal) for the 5 consecutive trading days ending on the second trading day immediately preceding the Closing Date of the Asset Acquisition.

         (d) Time of Essence. The parties agree that time is of the essence with respect to all deliveries referenced in this Section 1.


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         2.       Voting; Dividends and Other Distributions. Prior to the
release from escrow of any Escrow Shares pursuant to the terms of this Escrow Agreement, all ownership, voting and cash dividend rights in such Escrow Shares shall belong to HSA-Texas (or after Liquidation, to the Shareholders). HSA-Texas (or after Liquidation, the Shareholders) shall be entitled to (and PRGX shall promptly following receipt thereof remit to HSA-Texas (or after Liquidation, the Shareholders)) all cash or other dividends paid or distributed on or in respect of the Escrow Shares, other than dividends payable in shares of PRGX Common Stock. The parties hereto hereby agree that all dividends payable in shares of PRGX Common Stock on or in respect of the Escrow Shares and all shares of PRGX Common Stock or other equity ownership interests issued as a result of a reclassification, recapitalization, stock split, split-up, combination or exchange of shares in respect of the Escrow Shares shall be held in escrow subject to the terms of this Escrow Agreement. All such shares shall be distributed by PRGX in the same manner as the Escrow Shares in respect of which they were issued.

         3. Uncertainty. In the event that PRGX shall be in doubt as to what action it should take hereunder, it may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists; and in any such event, PRGX shall not be or become liable in any way or to any person for its failure or refusal to act, and PRGX shall be entitled to continue to so refrain from acting until (i) PRGX and HSA-Texas (or after Liquidation, the Shareholders' Representative) mutually agree in writing as to what actions it should take, (ii) it has received a final and non-appealable court order from a court of competent jurisdiction directing the disposition of such property accompanied by a legal opinion to PRGX by counsel to the presenting party to the effect that the order is final and non-appealable, or (iii) it has received a signed arbitration award obtained in accordance with Section 5(f) hereof.

         4. Termination. This Escrow Agreement shall be terminated by written mutual consent signed by all parties or upon the earliest to occur of
(a) disbursement or release of all of the Escrow Shares by PRGX, (b) receipt by PRGX of an arbitration award to that effect or (c) receipt by PRGX of a nonappealable order to that effect from a court of competent jurisdiction. This Escrow Agreement shall not be otherwise terminated.

         5.       Miscellaneous.

                  (a) Notices. All notices, requests, demands, claims or other communications hereunder will be in writing and shall be deemed duly given if personally delivered, sent by telefax, sent by a recognized overnight delivery service which guarantees next-day delivery ("Overnight Delivery") or mailed by certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

If to HSA-Texas or Shareholders: Howard Schultz & Associates International, Inc.
                                 9241 LBJ Freeway
                                 Dallas, TX 75243
                                 Attention: Howard Schultz
                                 Telefax: (972) 690-7584


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with a copy to:                  Malouf Lynch Jackson & Swinson
                                 600 Preston Commons East
                                 8115 Preston Road
                                 Dallas, TX  75225
                                 Attention: Curtis Swinson
                                 Telefax: (214) 273-0567

If to PRGX:                      The Profit Recovery Group International, Inc.
                                 2300 Windy Ridge Parkway
                                 Suite 100 North
                                 Atlanta, GA 30339-8426
                                 Attention: Clinton McKellar, Jr.,
                                 Senior Vice President and General Counsel
                                 Telefax: (770) 779-3034

with a copy to:                  Arnall Golden Gregory LLP
                                 2800 One Atlantic Center
                                 1201 West Peachtree Street
                                 Atlanta, Georgia 30309-3400
                                 Attention: Jonathan Golden, Esq.
                                 Telefax: (404) 873-8701

or at such other address as any party hereto notifies the other parties hereof in writing. The parties hereto agree that notices or other communications that are sent in accordance herewith (i) by personal delivery or telefax (if receipt is confirmed), will be deemed received on the day sent or on the first business day thereafter if not sent on a business day, (ii) by Overnight Delivery, will be deemed received on the first business day immediately following the date sent if sent by Overnight Delivery, and (iii) by U.S. Mail, will be deemed received three (3) business days immediately following the date sent. For purposes of this Agreement, a "business day" is a day on which U.S. national banks is open for business and shall not include a Saturday or Sunday or legal holiday. Notwithstanding anything to the contrary in this Agreement, no action shall be required of the parties hereto except on a business day and in the event an action is required on a day which is not a business day, such action shall be required to be performed on the next succeeding day which is a business day.

                  (b) Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall be deemed one and the same instrument.

                  (c) Entire Agreement. This Escrow Agreement and the Acquisition Agreement contain the entire agreement among the parties with respect to the Escrow Shares and supersede any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the Escrow Shares. This Escrow Agreement may not be amended or supplemented, and no provision hereof may be waived, except by an instrument in writing signed by all of the parties hereto.

                  (d) Rights Cumulative. The rights, powers and remedies given to each party by this Escrow Agreement shall be in addition to all rights, powers and remedies given to such party by virtue of any statute or rule of law and all such rights, powers and remedies are cumulative and not alternative, and may be exercised and enforced successively or concurrently. Any forbearance or failure or delay


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by a party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of a party hereunder shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by such party.

                  (e) Governing Law and Submission to Jurisdiction. This Escrow Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, regardless of he laws that might otherwise govern under applicable principles of conflict of laws thereof. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Northern District of Georgia or, if there is not a basis for federal court jurisdiction, a Superior Court of Cobb County, Georgia in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the Northern District of Georgia or a Cobb County Superior Court.

                  (f) Dispute Resolution. Notwithstanding anything to the contrary in this Agreement, the resolution of all disputes, controversies or claims arising out of or relating to this Agreement or the Escrow Shares shall be exclusively governed by Section 10.10 of the Acquisition Agreement.

                  (g) Pronouns. All personal pronouns in this Agreement, whether used in the masculine, feminine or neuter gender shall include all other genders, and the singular shall include the plural and the plural shall include the singular.

                  (h) Assignment and Binding Agreement. This Agreement (a) may not be assigned by PRGX without the prior written consent of HSA-Texas and Shareholders' Representative, except for (i) an assignment to an affiliate of PRGX, which may be made without the prior consent of, but with notice to, HSA-Texas and Shareholders' Representative; provided that, in such event, the assignor shall remain obligated hereunder in the same manner as if such assignment had not been effected and (ii) in the event of a merger, consolidation, reorganization or similar transaction of PRGX with a Person where such other Person is the surviving entity of such transaction, this Agreement may be assigned by PRGX without the prior consent of, but with notice to, HSA-Texas and Shareholders' Representative; and (b) may not be assigned by HSA-Texas, the Shareholders or the Shareholders' Representative at any time, without the prior written consent of PRGX. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. The parties hereto acknowledge that PRGX intends to transfer and assign the Acquired Assets and the Assumed Liabilities under the Asset Agreement and all rights and obligations under this Agreement to PRGUSA, its wholly-owned subsidiary, as soon as practicable after the Closing, whereupon all obligations of PRGX referred to herein shall thereafter be deemed to be primary obligations of PRGUSA, for which PRGX shall be secondarily liable, and acknowledge that this sentence constitutes notice of such assignment.

                         [signatures begin on next page]


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

         IN WITNESS WHEREOF, the undersigned have caused this Indemnity Escrow Agreement to be duly executed as of the date first set forth above.

                                       PRGX:

                                       THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL, INC.


                                       By:
                                          -------------------------------------
                                       Name: John M. Cook
                                       Title: Chairman of the Board and CEO

                                       HSA-TEXAS:

                                       HOWARD SCHULTZ & ASSOCIATES
                                       INTERNATIONAL, INC.



                                       By:
                                          -------------------------------------
                                       Name: Howard Schultz
                                       Its: Chairman of the Board and CEO

                                       SHAREHOLDERS:



                                       -----------------------------------------
                                       Howard Schultz



                                       -----------------------------------------
                                       Andrew H. Schultz

                                       Andrew H. Schultz Irrevocable Trust
                                       u/a dated May 1, 1997



                                       -----------------------------------------
                                       Andrew H. Schultz, Sole Trustee

                                       The Zachary Herman Schultz Trust
                                       u/a dated June 3, 1997



                                       By:
                                          -------------------------------------
                                          Howard Schultz, Sole Trustee


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

                                       The Gabriella Schultz Trust
                                       u/a dated March 31, 1998



                                       By:
                                          -------------------------------------
                                          Howard Schultz, Sole Trustee

                                       The Samuel Joel Schultz Trust
                                       u/a dated July 3, 2001



                                       By:
                                          -------------------------------------
                                       Howard Schultz, Sole Trustee

                                       The HHS Charitable Lead Annuity Trust
                                       u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee

                                       The LVS Charitable Lead Annuity Trust
                                       u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee


                                       The Daniel Alan Schultz HHS (2001) GST
                                       Trust u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee

                                       The Jaynie Schultz Romaner HHS (2001)
                                       GST Trust u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee


                                       8
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                                       The Andrew Harold Schultz HHS (2001) GST
                                       Trust u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee

                                       The Daniel Alan Schultz LVS (2001) GST
                                       Trust u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee

                                       The Jaynie Schultz Romaner LVS (2001)
                                       GST Trust u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee

                                       The Andrew Harold Schultz LVS (2001)
                                       GST Trust u/a dated April 5, 2001



                                       By:
                                          -------------------------------------
                                          Harold Berman, Sole Trustee

                                       SHAREHOLDERS' REPRESENTATIVE:



                                       -----------------------------------------
                                       Howard Schultz


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                                    EXHIBIT A

                      Specified Terms - German Acquisition


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                                    EXHIBIT B

                       Specified Terms - U.K. Acquisition


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                                    EXHIBIT C

                       Specified Terms - DSD Acquisitions


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